                                                                      EXHIBIT 99

LIFEPOINT HOSPITALS REPORTS 45.5% AND 55.6% INCREASE IN PRO FORMA EPS FOR FOURTH QUARTER AND YEAR, RESPECTIVELY

BRENTWOOD, Tenn.--(BW HealthWire)--Feb. 6, 2001--

Fourth Quarter Highlights:

  - On a pro forma basis:

  - Quarterly EPS of $0.16 compared with $0.11 in the prior year

  - EBITDA margin increased to 20.9%, a 310bp increase over prior year

  - Increase in admissions of 13.6%

  - Increase in equivalent admissions of 12.6%

  - Recruited 179 physicians since Company's formation

  - Sold 63-bed Springhill Medical Center in Springhill, Louisiana

  - Signed Corporate Integrity Agreement with the U.S. Department of Health and Human Services

LifePoint Hospitals, Inc. (NASDAQ: LPNT - news) today announced results for the fourth quarter and year ended December 31, 2000.

Revenues were $142.5 million, and net income was $5.4 million, or $0.16 per diluted share, for the fourth quarter ended December 31, 2000. For the year ended December 31, 2000, revenues were $557.1 million, and net income was $17.9 million, or $0.54 per diluted share.

On a pro forma basis, diluted earnings per share increased 45.5% to $0.16 for the fourth quarter of 2000 compared with diluted earnings per share of $0.11 in the fourth quarter of 1999. Revenues increased

  - 20.4% to $142.5 million from $118.3 million in the same period last year. Earnings before interest, income taxes, depreciation, amortization, ESOP expense and minority interest (EBITDA) increased

  - 40.9% to $29.8 million from $21.1 million in the same period last year.

On a pro forma basis, diluted earnings per share for the year ended December 31, 2000, increased 55.6% to $0.56 compared with diluted earnings per share of $0.36 last year. Revenues for the year ended December 31, 2000, increased 14.8% to $542.7 million from $472.6 million in the same period last year, and EBITDA increased

  - 35.5% to $106.8 million from $78.8 million in the same period last year.

The pro forma results for the year ended December 31, 2000 and 1999 adjust the actual operating results to exclude the operating results of facilities sold which were previously listed as "held for sale." The pro forma results for 1999 also adjust actual operating results to reflect the debt assumed in connection with the spin-off from HCA, overhead expenses, and ESOP expense as if the spin-off had occurred January 1, 1999.

"The year 2000 was a rewarding year," said James M. Fleetwood Jr., LifePoint Hospitals' chairman and chief executive officer. "Through the work of dedicated management in our hospitals and strong operational performance, we were able to exceed the goals that we set for the year. We continue the execution of our operating strategy and our vision by expanding services and improving the quality of care in our non-urban communities. In 2001, we will continue to be diligent in our efforts to increase shareholder value."

During the fourth quarter, the Company sold 63-bed Springhill Medical Center in Springhill, Louisiana to Springhill Medical Services, Inc. Also, LifePoint Hospitals signed a Corporate Integrity Agreement with the U.S. Department of Health and Human Services (HHS). The Agreement formalized a comprehensive program that the Company implemented when it was formed to ensure and monitor compliance.

On January 2, 2001, the Company opened Bluegrass Community Hospital, a 25-bed critical access hospital located in Versailles, Kentucky, which is being operated under a two-year lease agreement with renewal options.

A listen-only simulcast and replay of LifePoint Hospitals' fourth quarter and year-end conference call will be available on-line at www.lifepointhospitals.com and www.streetevents.com on February 7, 2001, beginning at 10:00 a.m. Eastern Time.

LifePoint Hospitals, Inc. owns and operates 21 hospitals in non-urban areas. In most cases, the LifePoint facility is the only hospital in its community. LifePoint's non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering high quality patient care, supporting physicians, creating excellent workplaces for its employees, providing community value, and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with over 6,000 employees.

The above statements include forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties relating to the Company, including without limitation, (i) possible changes in reimbursement to healthcare providers and insurers that may reduce payments; (ii) its ability to attract and retain qualified management and personnel, including physicians;
(iii) the geographic concentration of the Company's operations; (iv) risks associated with the Company's acquisition and disposition strategies; (v) the regulated nature of the healthcare industry; (vi) the fact that the Company is highly leveraged; (vii) the highly competitive nature of the healthcare business; (viii) the potential adverse impact of government investigations and litigation involving the business practices of HCA (to the extent relating to periods prior to the Company's formation); and (ix) those risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission. Therefore, the Company's actual results may differ materially. The Company undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

All references to "Company" and "LifePoint" as used throughout this document refer to LifePoint Hospitals, Inc. and its affiliates.


                            LIFEPOINT HOSPITALS, INC.
                           CONSOLIDATED BALANCE SHEETS
                              (Dollars in millions)


                                                 Dec. 31,     Dec. 31,
                                                  2000          1999
                                                 -------       -------
                                     ASSETS

Current assets:
 Cash and cash equivalents                         $39.7         $12.5
 Accounts receivable, net                           41.7          46.7
 Inventories                                        13.9          14.3
 Deferred taxes and
  other current assets                              22.2          25.9
                                                 -------       -------
                                                   117.5          99.4
Property and equipment, at cost:
 Land                                                8.7           7.9
 Buildings                                         236.9         204.1
 Equipment                                         244.9         260.6
 Construction in progress                            9.4          20.2
                                                 -------       -------
                                                   499.9         492.8
Accumulated depreciation                          (183.4)       (198.4)
                                                 -------       -------
                                                   316.5         294.4

Intangible assets, net                              53.8          26.4
Other                                                0.2           0.2
                                                 -------       -------
                                                  $488.0        $420.4
                                                 =======       =======

                             LIABILITIES AND EQUITY

Current liabilities:
 Accounts payable                                  $16.1         $26.5
 Accrued salaries                                   13.8          14.7
 Other current liabilities                          11.1          12.9
 Current maturities of
  long-term debt                                    11.1           3.1
                                                 -------       -------
                                                    52.1          57.2

Long-term debt                                     278.3         257.1
Deferred income taxes                               15.2          12.5
Professional liability risks
 and other liabilities                               9.4           3.4

Minority interests in equity
 of consolidated entities                            4.6           4.5

Stockholders' equity:
 Common stock                                        0.3           0.3
 Capital in excess of par value                    156.5         137.9
 Unearned ESOP compensation                        (25.7)        (28.9)
 Notes receivable for shares
  sold to employees                                 (7.2)        (10.2)
 Retained earnings
  (accumulated deficit)                              4.5         (13.4)
                                                 -------       -------
                                                   128.4          85.7
                                                 -------       -------
                                                  $488.0        $420.4
                                                 =======       =======

Current ratio                                       2.26          1.74
Ratio of debt to debt plus
 common and minority equity                        68.5%         74.3%

                            LIFEPOINT HOSPITALS, INC.
                         CONSOLIDATED INCOME STATEMENTS
         For the Three Months and Year Ended December 31, 2000 and 1999
                  Dollars in Millions, except per share amounts

                                                           Actual
                                                  For the Three Months Ended
                                                         December 31,
                                                2000                         1999
                                     -------------------------     ------------------------
                                       Amount          Ratio         Amount         Ratio
Revenues                             $    142.5          100.0%    $    127.4         100.0%
                                     ----------     ----------     ----------    ----------

Salaries and benefits                      56.0           39.2%          52.3          41.0%
Supplies                                   16.9           11.8%          16.5          12.9%
Other operating expenses                   29.3           20.6%          29.9          23.5%
Provision for
 doubtful accounts                         10.6            7.5%           8.1           6.4%
                                     ----------     ----------     ----------    ----------
                                          112.8           79.1%         106.8          83.8%
                                     ----------     ----------     ----------    ----------
EBITDA                                     29.7           20.9%          20.6          16.2%

Depreciation and
 amortization                               8.8            6.2%           8.1           6.5%
Interest expense                            7.8            5.4%           6.0           4.7%
Management fees                              --            -- %            --           -- %
ESOP expense                                2.7            1.9%           1.2           0.9%
Impairment of
 long-lived assets                           --            -- %          25.4          19.9%
                                     ----------     ----------     ----------    ----------
Income (loss) before
 minority interests
  and income taxes                         10.4            7.4%         (20.1)        (15.8%)
Minority interests                          0.4            0.4%           0.5           0.4%
                                     ----------     ----------     ----------    ----------
Income (loss) before
 income taxes                              10.0            7.0%         (20.6)        (16.2%)

Provision for income
 taxes (benefit)                            4.6            3.2%          (7.1)         (5.6%)
                                     ----------     ----------     ----------    ----------
Net income (loss)                    $      5.4            3.8%    $    (13.5)        (10.6%)
                                     ==========     ==========     ==========    ==========
Shares used in diluted
 EPS (000's)                             33,876                        31,069

Diluted earnings (loss) per share:
  Income from continuing
   operations, excluding
   impairment of
   long-lived assets                 $     0.16                    $     0.09
  Impairment of
   long-lived assets                         --                         (0.53)
                                     ----------                    ----------
Net income (loss)                    $     0.16                    $    (0.44)
                                     ==========                    ==========

                                                           Actual
                                                     For the Year Ended
                                                         December 31,
                                                2000                         1999
                                     -------------------------     ------------------------
                                       Amount          Ratio         Amount         Ratio
Revenues                             $    557.1          100.0%    $    515.2         100.0%
                                     ----------     ----------     ----------    ----------

Salaries and benefits                     224.2           40.2%         217.4          42.2%
Supplies                                   67.0           12.0%          64.2          12.5%
Other operating expenses                  118.1           21.3%         117.3          22.7%
Provision for
 doubtful accounts                         42.0            7.5%          38.2           7.4%
                                     ----------     ----------     ----------    ----------
                                          451.3           81.0%         437.1          84.8%
                                     ----------     ----------     ----------    ----------

EBITDA                                    105.8           19.0%          78.1          15.2%

Depreciation and
 amortization                              34.1            6.2%          31.4           6.2%
Interest expense                           30.7            5.5%          23.4           4.5%
Management fees                              --            -- %           3.2           0.6%
ESOP expense                                7.1            1.3%           2.9           0.6%
Impairment of
 long-lived assets                         (1.4)          (0.3%)         25.4           4.9%
                                     ----------     ----------     ----------    ----------
Income (loss) before
 minority interests
 and income taxes                          35.3            6.3%          (8.2)         (1.6%)
Minority interests                          2.2            0.4%           1.9           0.4%
                                     ----------     ----------     ----------    ----------
Income (loss) before
 income taxes                              33.1            5.9%         (10.1)         (2.0%)

Provision for income
   taxes (benefit)                         15.2            2.7%          (2.7)         (0.6%)
                                     ----------     ----------     ----------    ----------
Net income (loss)                    $     17.9            3.2%    $     (7.4)         (1.4%)
                                     ==========     ==========     ==========    ==========
Shares used in diluted
   EPS (000's)                           32,944                        30,529

Diluted earnings (loss) per share:
  Income from continuing
   operations, excluding
   impairment of
   long-lived assets                 $     0.52                    $     0.29
  Impairment of
   long-lived assets                       0.02                         (0.53)
                                     ----------                    ----------
Net income (loss)                    $     0.54                    $    (0.24)
                                     ==========                    ==========

                            LIFEPOINT HOSPITALS, INC.
                         CONSOLIDATED INCOME STATEMENTS
         For the Three Months and Year Ended December 31, 2000 and 1999
                 Dollars in Millions, except per share amounts

                                               Pro Forma(1)
                                         For the Three Months Ended
                                                December 31,
                                        2000                      1999
                              ------------------------   ------------------------
                                Amount         Ratio        Amount       Ratio

Revenues                      $    142.5         100.0%   $    118.3        100.0%
                              ----------    ----------    ----------   ----------

Salaries and benefits               55.9          39.2%         47.8         40.4%
Supplies                            16.9          11.8%         15.0         12.7%
Other operating expenses            29.2          20.6%         26.7         22.7%
Provision for
 doubtful accounts                  10.7           7.5%          7.7          6.4%
                              ----------    ----------    ----------   ----------
                                   112.7          79.1%         97.2         82.2%
                              ----------    ----------    ----------   ----------

EBITDA                              29.8          20.9%         21.1         17.8%

Depreciation and
 amortization                        8.7           6.2%          7.2          6.2%
Interest expense                     7.8           5.4%          6.0          5.0%
ESOP expense                         2.7           1.9%          1.2          1.0%
                              ----------    ----------    ----------   ----------
Income before minority
 interests and income taxes         10.6           7.4%          6.7          5.6%
Minority interests                   0.5           0.3%          0.5          0.5%
                              ----------    ----------    ----------   ----------
Income before income taxes          10.1           7.1%          6.2          5.1%

Provision for income taxes           4.7           3.3%          2.7          2.1%
                              ----------    ----------    ----------   ----------
Net income                    $      5.4           3.8%   $      3.5          3.0%
                              ==========    ==========    ==========   ==========
Shares used in
 diluted EPS (000's)              33,876                      31,069

Diluted earnings per share    $     0.16                  $     0.11
                              ==========                  ==========

                               % change                     % change
                                from                          from
                              prior year                   prior year
                              ----------                   ----------

Revenues                           20.4%                        9.0%
EBITDA                             40.9%                      535.5%
Income before
 income taxes                      66.1%                      152.9%
Net income                         53.6%                      151.2%
Diluted earnings per share         45.5%                      147.8%

                                            Pro Forma(1)
                                          For the Year Ended
                                            December 31,
                                     2000                  1999
                             -------------------   -------------------
                               Amount     Ratio      Amount     Ratio

Revenues                        $542.7    100.0%      $472.6    100.0%
                             ---------  --------   ---------  --------

Salaries and benefits            217.2     40.0%       195.4     41.4%
Supplies                          65.4     12.1%        58.1     12.3%
Other operating expenses         114.0     21.0%       106.8     22.5%
Provision for
 doubtful accounts                39.3      7.2%        33.5      7.1%
                             ---------  --------   ---------  --------
                                 435.9     80.3%       393.8     83.3%
                             ---------  --------   ---------  --------

EBITDA                           106.8     19.7%        78.8     16.7%

Depreciation and
 amortization                     32.8      6.0%        27.9      6.0%
Interest expense                  30.7      5.7%        26.0      5.5%
ESOP expense                       7.1      1.3%         3.9      0.8%
                             ---------  --------   ---------  --------
Income before minority
 interests and income taxes       36.2      6.7%        21.0      4.4%
Minority interests                 2.2      0.4%         1.9      0.4%
                             ---------  --------   ---------  --------
Income before income taxes        34.0      6.3%        19.1      4.0%

Provision for income taxes        15.7      2.9%         8.1      1.7%
                             ---------  --------   ---------  --------
Net income                       $18.3      3.4%       $11.0      2.3%
                             =========  ========   =========  ========
Shares used in
 diluted EPS (000's)            32,944                30,675

Diluted earnings per share       $0.56                 $0.36
                             =========             =========

                               % change              % change
                                 from                  from
                               prior year            prior year
                              -----------           -----------

Revenues                         14.8%                   4.9%
EBITDA                           35.5%                  57.5%
Income before
 income taxes                    78.7%                 361.0%
Net income                       66.1%                 352.2%
Diluted earnings per share       55.6%                 340.0%

(1) Pro forma is defined as the consolidated income statement less held for sale facilities and pro forma adjustments.

                            LIFEPOINT HOSPITALS, INC.
                                   STATISTICS
         For the Three Months and Year ended December 31, 2000 and 1999

                                                     Actual
                                           ---------------------------
                                                                  %
                                             2000      1999     change
                                           --------  --------  -------
For the Three Months:
Number of hospitals at end of period             20        23   (13.0%)
Licensed beds at end of period                1,963     2,169    (9.5%)

Admissions                                   16,888    15,833     6.7%
Equivalent admissions                        29,732    28,440     4.5%
Revenues per equivalent admission            $4,793    $4,478     7.0%
Net outpatient revenues as a
 percentage of net patient revenues           45.7%     47.9%
Average daily census                            738       713     3.5%
Average length of stay                          4.0       4.1    (2.4%)

                                                    Pro Forma
                                           ---------------------------
                                                                  %
                                             2000      1999     change
                                           --------  --------  -------

For the Three Months:
Number of hospitals at end of period             20        20      - %
Licensed beds at end of period                1,963     1,896     3.5%

Admissions                                   16,888    14,870    13.6%
Equivalent admissions                        29,759    26,439    12.6%
Revenues per equivalent admission            $4,789    $4,477     7.0%
Net outpatient revenues as a
 percentage of net patient revenues            47.0     48.3%
Average daily census                            738       664    11.1%
Average length of stay                          4.0       4.1    (2.4%)


                                                     Actual
                                           ---------------------------
                                                                  %
                                             2000      1999     change
                                           --------  --------  -------
For the Year ended:
Number of hospitals at end of period             20        23   (13.0%)
Licensed beds at end of period                1,963     2,169    (9.5%)

Admissions(1)                                66,085    64,081     3.1%
Equivalent admissions(1)                    119,812   114,321     4.8%
Revenues per equivalent admission(1)         $4,650    $4,507     3.2%

Net outpatient revenues as a
 percentage of net patient revenues           48.1%     47.2%
Average daily census                            737       739    (0.3%)
Average length of stay(1)                       4.1       4.2    (2.4%)

                                                    Pro Forma
                                           ---------------------------
                                                                  %
                                             2000       1999    change
                                           --------  --------  -------
For the Year ended:
Number of hospitals at end of period             20        20      - %
Licensed beds at end of period                1,963     1,896     3.5%

Admissions(1)                                64,945    59,392     9.3%
Equivalent admissions(1)                    117,031   105,599    10.8%
Revenues per equivalent admission(1)         $4,637    $4,476     3.6%

Net outpatient revenues as a
 percentage of net patient revenues           48.3%     47.9%
Average daily census                            723       677     6.8%
Average length of stay(1)                       4.1       4.2    (2.4%)

(1) 1999 restated due to correction for admissions.


Contact:          LifePoint Hospitals, Inc., Brentwood
                  James M. Fleetwood, Jr., 615/372-8512
                  Kenneth C. Donahey, 615/372-8533
                  www.lifepointhospitals.com